                                                      PROSPECTUS - JULY 31, 2000

Morgan Stanley Dean Witter

                                                                     EQUITY FUND

                                   [GRAPHIC]

                                           A MUTUAL FUND THAT SEEKS TOTAL RETURN

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                        Investment Objective........................................   1

                                Principal Investment Strategies.............................   1

                                Principal Risks.............................................   1

                                Past Performance............................................   3

                                Fees and Expenses...........................................   4

                                Additional Investment Strategy Information..................   5

                                Additional Risk Information.................................   6

                                Fund Management.............................................   7

Shareholder Information         Pricing Fund Shares.........................................   9

                                How to Buy Shares...........................................   9

                                How to Exchange Shares......................................  11

                                How to Sell Shares..........................................  13

                                Distributions...............................................  14

                                Tax Consequences............................................  15

                                Share Class Arrangements....................................  16

Financial Highlights            ............................................................  24

Our Family of Funds             ...............................................Inside Back Cover


                                This Prospectus contains important information about the Fund.
                                Please read it carefully and keep it for future reference.

THE FUND

TOTAL RETURN

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE AND PAY OUT INCOME.

[TARGET ICON]      INVESTMENT OBJECTIVE

Morgan Stanley Dean Witter Equity Fund seeks total return.

[CHESS ICON]       PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 65% of its total assets in common stock and other equity securities, including depository receipts. The Fund's "Sub-Advisor," Miller Anderson & Sherrerd, LLP, invests the Fund's assets by pursuing an investing strategy that combines both value and growth styles. The Fund has two teams of portfolio managers: a value team and a growth team. Each manager works independently within the style of his or her specific team. Each team has a team leader who participates in administering the value/growth style-tilt of the portfolio and monitors certain other oversight functions.

                   The Sub-Advisor's investment process is designed to identify growing companies whose stock in the Sub-Advisor's opinion is attractively valued and has low but rising expectations, and to diversify holdings across market sectors. Individual securities are selected based on, among other things, quantitative screens and fundamental research by in-house industry analysts.

In addition, the Fund may invest up to 25% of its total assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange. Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Fund also may invest in convertible and fixed-income securities.

In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading strategies while not using others.

[SCALE ICON]      PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities (including depository receipts) also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

OTHER RISKS. The performance of the Fund also will depend on whether the Sub-Advisor is successful in pursuing the Fund's investment strategy. The Fund is subject to other risks from its permissible investments including the risks associated with convertible and fixed-income securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

ANNUAL TOTAL RETURN

THIS CHART SHOWS THE
PERFORMANCE OF THE FUND'S
CLASS B SHARES IN THE PAST
CALENDAR YEAR.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD.


[CALENDAR ICON]       PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

                     ANNUAL TOTAL RETURNS -- CALENDAR YEAR
                     26.78%                  1999                       The bar chart reflects
                                                                        the performance of Class
                                                                        B shares; the performance
                                                                        of the other Classes will
                                                                        differ because the
                                                                        Classes have different
                                                                        ongoing fees. The
                                                                        performance information
                                                                        in the bar chart does not
                                                                        reflect the deduction of
                                                                        sales charges; if these
                                                                        amounts were reflected,
                                                                        returns would be less
                                                                        than shown. Year-to-date
                                                                        total return as of June
                                                                        30, 2000 was 0%

During the period shown in the bar chart, the highest return for a calendar quarter was 19.40% (quarter ended December 31, 1999), and the lowest return for a calendar quarter was -9.55% (quarter ended September 30, 1999).

                       AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                       -----------------------------------------------------------------------------------
                                                                                        LIFE OF FUND
                                                                         PAST 1 YEAR   (SINCE 7/29/98)
                       -----------------------------------------------------------------------------------
                       Class A                                            20.94%         17.40%
                       ----------------------------------------------------------------------------
                       Class B                                            21.78%         18.42%
                       ----------------------------------------------------------------------------
                       Class C                                            26.17%         21.29%
                       ----------------------------------------------------------------------------
                       Class D                                            28.00%         22.25%
                       ----------------------------------------------------------------------------
                       S&P 500 Index(1)                                   21.04%         22.33%
                       ----------------------------------------------------------------------------

                    1 The Standard & Poor's(R) 500 Stock Index (S&P 500) is a
                      broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND
OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED MAY 31, 2000.


[CASH ICON]      FEES AND EXPENSES

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

                                                              CLASS A   CLASS B   CLASS C   CLASS D
                       --------------------------------------------------------------------------------
                       SHAREHOLDER FEES
                       ----------------------------------------------------------------------------
                       Maximum sales charge (load) imposed
                       on purchases (as a percentage of
                        offering price)                        5.25%(1)   None      None      None
                       ----------------------------------------------------------------------------
                       Maximum deferred sales charge (load)
                       (as a percentage based on the lesser
                        of the offering price or net asset
                        value at redemption)                    None(2) 5.00%(3)  1.00%(4)    None
                       ----------------------------------------------------------------------------
                       ANNUAL FUND OPERATING EXPENSES
                       ----------------------------------------------------------------------------
                       Management fee                          0.85%     0.85%     0.85%     0.85%
                       ----------------------------------------------------------------------------
                        Distribution and service (12b-1)
                        fees                                   0.25%     1.00%     1.00%      None
                       ----------------------------------------------------------------------------
                        Other expenses                         0.19%     0.19%     0.19%     0.19%
                       ----------------------------------------------------------------------------
                        Total annual Fund operating expenses   1.29%     2.04%     2.04%     1.04%
                       ----------------------------------------------------------------------------

                    1 Reduced for purchases of $25,000 and over.

                    2 Investments that are not subject to any sales charge at
                      the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

                    3 The CDSC is scaled down to 1.00% during the sixth year,
                      reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

                    4 Only applicable if you sell your shares within one year
                      after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                      IF YOU SOLD YOUR SHARES:                    IF YOU HELD YOUR SHARES:
                      --------------------------------------      ------------------------------------------
                      1 YEAR    3 YEARS   5 YEARS   10 YEARS      1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------      ------------------------------------------
 CLASS A               $649      $913     $1,195     $2,000        $649      $913     $1,195     $2,000
------------------------------------------------------------      ------------------------------------------
 CLASS B               $707      $940     $1,298     $2,369        $207      $640     $1,098     $2,369
------------------------------------------------------------      ------------------------------------------
 CLASS C               $307      $640     $1,098     $2,369        $207      $640     $1,098     $2,369
------------------------------------------------------------      ------------------------------------------
 CLASS D               $106      $331     $  574     $1,271        $106      $331     $  574     $1,271
------------------------------------------------------------      ------------------------------------------

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

[CHESS ICON]       ADDITIONAL INVESTMENT STRATEGY INFORMATION

This section provides additional information relating to the Fund's principal investment strategies.

CONVERTIBLE AND FIXED-INCOME SECURITIES. The Fund may invest up to 35% of its total assets in (i) convertible securities (which may be rated below investment grade commonly known as "junk bonds"), (ii) investment grade fixed-income securities of domestic and foreign companies and governments and international organizations, and (iii) U.S. government securities.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rates during the fiscal year ended May 31, 2000 and for the period July 29, 1998 (commencement of operations) through May 31, 1999. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[SCALE ICON]      ADDITIONAL RISK INFORMATION

This section provides additional information relating to the principal risks of investing in the Fund.

CONVERTIBLE SECURITIES. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. The convertible securities in which the Fund may invest may be below investment grade. Securities below investment grade are commonly known as "junk bonds" and have speculative characteristics.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Certain investment grade fixed-income securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rate goes up, the prices of most fixed-income securities goes down. When the general level of interest rates goes down, the prices of most fixed-income securities goes up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.

MORGAN STANLEY DEAN
WITTER ADVISORS INC.

THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND TOGETHER WITH MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC., ITS WHOLLY-OWNED SUBSIDIARY, HAD APPROXIMATELY $150 BILLION IN ASSETS UNDER MANAGEMENT AS OF JUNE 30, 2000.


[PEOPLE ICON]                           FUND MANAGEMENT

                   The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Miller Anderson & Sherrerd, LLP -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, New York 10048.

                   The Sub-Advisor manages assets of approximately $78 billion as of June 30, 2000 for investment companies, employee benefit plans, endowments, foundation and other institutional investors. The Sub-Advisor is an indirect subsidiary of Morgan Stanley Dean Witter & Co. The Sub-Advisor's address is One Tower Bridge, West Conshohocken, Pennsylvania.

                   The Fund's assets are managed by a team of four portfolio managers who may concentrate on either "growth" or "value" sectors in selecting investments for the Fund's portfolio. Steven Epstein, Brian Kramp, Christopher Leavy and Eric Scharpf are currently the primary portfolio managers of the Fund (Messrs. Epstein, Leavy and Scharpf since December, 1999; Mr. Kramp since the Fund's inception). Mr. Epstein is a Vice President of the Sub-Advisor and has been a Financial Analyst with the Sub-Advisor since 1996; prior thereto he attended the Wharton School of the University of Pennsylvania (1994-1996), receiving an MBA. Mr. Kramp is a Principal of the Sub-Advisor and has been affiliated with the Sub-Advisor since 1997; prior to that he was an analyst/portfolio manager with Meridian Investment Company (1984-1997). Mr. Leavy is a Vice President of the Sub-Advisor and has been affiliated with the Sub-Advisor since 1997; prior thereto he served as a portfolio manager for Crestar Asset Management (1995-1997). Mr. Scharpf is a Vice President of the Sub-Advisor and has been a Financial Analyst with the Sub-Advisor since 1997; prior thereto he attended the Wharton School of the University of Pennsylvania (1995-1997), receiving an MBA. In addition, a group of four individuals, Arden Armstrong, James Jolinger, Robert Marcin and Gary Schlarbaum, render assistance to the primary portfolio managers by providing financial and market analysis and idea generation with respect to securities. Ms. Armstrong, Mr. Marcin and Mr. Schlarbaum are Managing Directors of the Sub-Advisor and have been managing portfolios for the Sub-Advisor for over five years. Mr. Jolinger is a Principal of the Sub-Advisor and the Director of Research; he has been associated with the Sub-Advisor for over five years.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended May 31, 2000, the Fund accrued total compensation to the Investment Manager amounting to 0.85% of the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor compensation equal to 40% of its compensation for services and facilities furnished to the Fund.

SHAREHOLDER INFORMATION

CONTACTING A
FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY DEAN WITTER FAMILY OF FUNDS AND WOULD LIKE TO CONTACT A FINANCIAL ADVISOR, CALL (877) 937-MSDW (TOLL-FREE) FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY DEAN WITTER OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT:
WWW.MSDW.COM/INDIVIDUAL/FUNDS


[DOLLAR ICON]         PRICING FUND SHARES

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[HANDS ICON]        HOW TO BUY SHARES

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial
                   Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                   Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for

EASYINVEST(SM)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.


you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

                       MINIMUM INVESTMENT AMOUNTS
                       -------------------------------------------------------------------------------------------
                                                                                         MINIMUM INVESTMENT
                                                                                   -------------------------------
                       INVESTMENT OPTIONS                                              INITIAL      ADDITIONAL
                       -------------------------------------------------------------------------------------------
                       Regular Accounts                                                $1,000          $100
                       -------------------------------------------------------------------------------------------
                       Individual Retirement
                        Accounts:                    Regular IRAs                      $1,000          $100
                                                     Education IRAs                     $500           $100
                       -------------------------------------------------------------------------------------------
                       EasyInvest(SM)
                        (Automatically from your
                        checking or savings account
                        or Money Market Fund)                                           $100*          $100*
                       -------------------------------------------------------------------------------------------

                   * Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Dean Witter Equity Fund.

- Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[ARROWS ICON]      HOW TO EXCHANGE SHARES

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's prospectus for its designation.

Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Dean Witter Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[HANDS ICON]        HOW TO SELL SHARES

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS              PROCEDURES
---------------------------------------------------------------------------------
 Contact Your        To sell your shares, simply call your Morgan Stanley Dean
 Financial Advisor   Witter Financial Advisor or other authorized financial
 [PHONE ICON]        representative.
                     ------------------------------------------------------------
                     Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------
 By Letter           You can also sell your shares by writing a "letter of
 [LETTER ICON]       instruction" that includes:
                     - your account number;
                     - the dollar amount or the number of shares you wish to
                     sell;
                     - the Class of shares you wish to sell; and
                     - the signature of each owner as it appears on the account.
                     ------------------------------------------------------------
                     If you are requesting payment to anyone other than the
                     registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                     pre-designated bank account, you will need a signature
                     guarantee. You can obtain a signature guarantee from an
                     eligible guarantor acceptable to Morgan Stanley Dean Witter
                     Trust FSB. (You should contact Morgan Stanley Dean Witter
                     Trust FSB at (800) 869-NEWS for a determination as to
                     whether a particular institution is an eligible guarantor.)
                     A notary public cannot provide a signature guarantee.
                     Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     ------------------------------------------------------------
                     Mail the letter to Morgan Stanley Dean Witter Trust FSB at
                     P.O. Box 983, Jersey City, NJ 07303. If you hold share
                     certificates, you must return the certificates, along with the letter and any required additional documentation.
                     ------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                     instructions.
---------------------------------------------------------------------------------
 Systematic          If your investment in all of the Morgan Stanley Dean Witter
 Withdrawal Plan     Family of Funds has a total market value of at least
 [ARROWS ICON]       $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly,
                     semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                     ------------------------------------------------------------
                     Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                     section of this Prospectus.
                     ------------------------------------------------------------
                     To sign up for the systematic withdrawal plan, contact your
                     Morgan Stanley Dean Witter Financial Advisor or call (800)
                     869-NEWS. You may terminate or suspend your plan at any
                     time. Please remember that withdrawals from the plan are
                     sales of shares, not Fund "distributions," and ultimately
                     may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY DEAN WITTER FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY DEAN WITTER FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.


check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[CHECK BOX ICON]          DISTRIBUTIONS

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                   The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December.

The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares prior to the record date for the distribution, and payment for such shares is received after the record date, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.

[1040 ICON]       TAX CONSEQUENCES

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ABCD ICON]        SHARE CLASS ARRANGEMENTS

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                    MAXIMUM
CLASS      SALES CHARGE                                                         ANNUAL 12b-1 FEE
----------------------------------------------------------------------------------------------------
 A         Maximum 5.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold without an initial sales charge
           are generally subject to a 1.0% CDSC during the first year.            0.25%
----------------------------------------------------------------------------------------------------
 B         Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years.                                                        1.0%
----------------------------------------------------------------------------------------------------
 C         1.0% CDSC during first year                                             1.0%
----------------------------------------------------------------------------------------------------
 D         None                                                                    None
----------------------------------------------------------------------------------------------------

 CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

FRONT-END SALES CHARGE
OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES -- THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                                         FRONT-END SALES CHARGE
                                                           --------------------------------------------------
                                                               PERCENTAGE OF       APPROXIMATE PERCENTAGE
                       AMOUNT OF SINGLE TRANSACTION        PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
                       --------------------------------------------------------------------------------------
                       Less than $25,000                       5.25%                   5.54%
                       ----------------------------------------------------------------------------
                       $25,000 but less than $50,000           4.75%                   4.99%
                       ----------------------------------------------------------------------------
                       $50,000 but less than $100,000          4.00%                   4.17%
                       ----------------------------------------------------------------------------
                       $100,000 but less than $250,000         3.00%                   3.09%
                       ----------------------------------------------------------------------------
                       $250,000 but less than $1 million       2.00%                   2.04%
                       ----------------------------------------------------------------------------
                       $1 million and over                       0                       0
                       ----------------------------------------------------------------------------

                    The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Morgan Stanley Dean Witter's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

CONTINGENT DEFERRED
SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY DEAN WITTER FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.


- An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

- Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

 CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                       YEAR SINCE PURCHASE                                      CDSC AS A PERCENTAGE
                       PAYMENT MADE                                              OF AMOUNT REDEEMED
                       ---------------------------------------------------------------------------------
                       First                                                        5.0%
                       ----------------------------------------------------------------------------
                       Second                                                       4.0%
                       ----------------------------------------------------------------------------
                       Third                                                        3.0%
                       ----------------------------------------------------------------------------
                       Fourth                                                       2.0%
                       ----------------------------------------------------------------------------
                       Fifth                                                        2.0%
                       ----------------------------------------------------------------------------
                       Sixth                                                        1.0%
                       ----------------------------------------------------------------------------
                       Seventh and thereafter                                       None
                       ----------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or
  (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a MSDW Eligible Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Dean Witter Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in an MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

 CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

 CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following categories of investors:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

- Certain unit investment trusts sponsored by Dean Witter Reynolds.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

 NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

 PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period July 29, 1998 (commencement of operations) through May 31, 1999 and for the fiscal year ended May 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by PricewaterhouseCoopers, LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                CLASS A SHARES++
--------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE PERIOD JULY 29, 1998*
                                                                 MAY 31, 2000          THROUGH MAY 31, 1999
--------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $11.76                    $10.00
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)                                      (0.03)                     0.01
   Net realized and unrealized gain                                   1.22                      1.75
--------------------------------------------------------------------------------------------------------------------
 Total income from investment operations                              1.19                      1.76
--------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                           (0.07)                       --

   Net asset value, end of period                                   $12.88                    $11.76
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                       10.12%                    17.60%(1)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------------------------------------------
 Expenses                                                             1.29%                     1.38%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                        (0.25)%                    0.07%(2)
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                           $12,483                    $7,933
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               184%                       80%(1)
--------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                CLASS B SHARES++
--------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE PERIOD JULY 29, 1998*
                                                                 MAY 31, 2000          THROUGH MAY 31, 1999
--------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                $11.69                    $10.00
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss                                                (0.12)                    (0.07)
   Net realized and unrealized gain                                    1.21                      1.76
--------------------------------------------------------------------------------------------------------------------
 Total income from investment operations                               1.09                      1.69
--------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                            (0.07)                       --

   Net asset value, end of period                                    $12.71                    $11.69
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                         9.32%                    16.90%(1)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------------------------------------------
 Expenses                                                              2.04%                     2.13%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                  (1.00)%                   (0.68)%(2)
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                           $374,215                  $273,345
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                184%                       80%(1)
--------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                CLASS C SHARES++
--------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE PERIOD JULY 29, 1998*
                                                                 MAY 31, 2000          THROUGH MAY 31, 1999
--------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $11.70                     $10.00
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss                                               (0.12)                     (0.04)
   Net realized and unrealized gain                                   1.22                       1.74
--------------------------------------------------------------------------------------------------------------------
 Total income from investment operations                              1.10                       1.70
--------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                           (0.07)                        --

   Net asset value, end of period                                   $12.73                     $11.70
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                        9.31%                     17.10%(1)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------------------------------------------
 Expenses                                                             2.04%                      1.91%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment loss                                                 (1.00)%                    (0.46)%(2)
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                           $24,711                    $15,744
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               184%                        80%(1)
--------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                CLASS D SHARES++
--------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE PERIOD JULY 29, 1998*
                                                                 MAY 31, 2000          THROUGH MAY 31, 1999
--------------------------------------------------------------------------------------------------------------------
 SELECTED PER-SHARE DATA:
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $11.79                    $10.00
--------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment loss                                               (0.01)                     0.03
   Net realized and unrealized gain                                   1.24                      1.76
--------------------------------------------------------------------------------------------------------------------
 Total income from investment operations                              1.23                      1.79
--------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                           (0.07)                       --

   Net asset value, end of period                                   $12.95                    $11.79
--------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                       10.43%                    17.90%(1)
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3):
--------------------------------------------------------------------------------------------------------------------
 Expenses                                                             1.04%                     1.13%(2)
--------------------------------------------------------------------------------------------------------------------
 Net investment income                                                0.00%                     0.32%(2)
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                            $5,339                       $69
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                               184%                       80%(1)
--------------------------------------------------------------------------------------------------------------------

* Commencement of operations.

++ The per share amounts were computed using an average number of shares outstanding.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Not annualized.

(2) Annualized.

(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                           The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!

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                                    Aggressive Equity Fund              Financial Services Trust
                                    American Opportunities Fund         Health Sciences Trust
                                    Capital Growth Securities           Information Fund
                                    Developing Growth Securities        Natural Resource Development Securities
                                    Growth Fund                         GLOBAL/INTERNATIONAL FUNDS
                                    Market Leader Trust                 Competitive Edge Fund - "Best Ideas"
                                    Mid-Cap Equity Trust                Portfolio
                                    New Discoveries Fund                European Growth Fund
                                    Next Generation Trust               Fund of Funds - International Portfolio
                                    Small Cap Growth Fund               International Fund
                                    Special Value Fund                  International SmallCap Fund
                                    Tax-Managed Growth Fund             Japan Fund
                                    21st Century Trend Fund             Latin American Growth Fund
                                                                        Pacific Growth Fund

 GROWTH & INCOME FUNDS              Balanced Growth Fund                Total Market Index Fund
                                    Balanced Income Fund                Total Return Trust
                                    Convertible Securities Trust        Value Fund
                                    Dividend Growth Securities          Value-Added Market Series/Equity
                                    Equity Fund                         Portfolio
                                    Fund of Funds - Domestic Portfolio  THEME FUNDS
                                    Income Builder Fund                 Real Estate Fund
                                    S&P 500 Index Fund                  Utilities Fund
                                    S&P 500 Select Fund                 GLOBAL FUNDS
                                    Strategist Fund                     Global Dividend Growth Securities
                                                                        Global Utilities Fund

 INCOME FUNDS                       GOVERNMENT INCOME FUNDS             GLOBAL INCOME FUNDS
                                    Federal Securities Trust            North American Government Income Trust
                                    Short-Term U.S. Treasury Trust      World Wide Income Trust
                                    U.S. Government Securities Trust    TAX-FREE INCOME FUNDS
                                    DIVERSIFIED INCOME FUNDS            California Tax-Free Income Fund
                                    Diversified Income Trust            Hawaii Municipal Trust(FSC)
                                    CORPORATE INCOME FUNDS              Limited Term Municipal Trust(NL)
                                    High Yield Securities               Multi-State Municipal Series Trust(FSC)
                                    Intermediate Income Securities      New York Tax-Free Income Fund
                                    Short-Term Bond Fund(NL)            Tax-Exempt Securities Trust

 MONEY MARKET FUNDS                 TAXABLE MONEY MARKET FUNDS          TAX-FREE MONEY MARKET FUNDS
                                    Liquid Asset Fund(MM)               California Tax-Free Daily Income
                                    U.S. Government Money Market        Trust(MM)
                                    Trust(MM)                           New York Municipal Money Market
                                                                        Trust(MM)
                                                                        Tax-Free Daily Income Trust(MM)


There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short Term U.S. Treasury Trust, is a Multi Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                      PROSPECTUS - JULY 31, 2000
(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8739)

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                         WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                                                      Morgan Stanley Dean Witter
                                                                     EQUITY FUND

    [GRAPHIC]
                                                              A MUTUAL FUND THAT
                                                              SEEKS TOTAL RETURN

STATEMENT OF ADDITIONAL INFORMATION                     MORGAN STANLEY
                                                        DEAN WITTER
JULY 31, 2000                                           EQUITY FUND

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated July 31, 2000) for the Morgan Stanley Dean Witter Equity Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.

Morgan Stanley Dean Witter
Equity Fund
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.     Fund History................................................      4
II.    Description of the Fund and Its Investments and Risks.......      4
            A.  Classification.....................................      4
            B.  Investment Strategies and Risks....................      4
            C.  Fund Policies/Investment Restrictions..............     12
III.   Management of the Fund......................................     14
            A.  Board of Trustees..................................     14
            B.  Management Information.............................     14
            C.  Compensation.......................................     19
IV.    Control Persons and Principal Holders of Securities.........     21
V.     Investment Management and Other Services....................     21
            A.  Investment Manager and Sub-Advisor.................     21
            B.  Principal Underwriter..............................     22
            C.  Services Provided by the Investment Manager and the
                Sub-Advisor........................................     22
            D.  Dealer Reallowances................................     23
            E.  Rule 12b-1 Plan....................................     23
            F.  Other Service Providers............................     27
            G.  Codes of Ethics....................................     28
VI.    Brokerage Allocation and Other Practices....................     28
            A.  Brokerage Transactions.............................     28
            B.  Commissions........................................     28
            C.  Brokerage Selection................................     29
            D.  Directed Brokerage.................................     30
            E.  Regular Broker-Dealers.............................     30
VII.   Capital Stock and Other Securities..........................     30
VIII.  Purchase, Redemption and Pricing of Shares..................     31
            A.  Purchase/Redemption of Shares......................     31
            B.  Offering Price.....................................     31
IX.    Taxation of the Fund and Shareholders.......................     32
X.     Underwriters................................................     34
XI.    Calculation of Performance Data.............................     34
XII.   Financial Statements........................................     36

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian"--The Bank of New York.

     "Dean Witter Reynolds"--Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Distributor"--Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.

     "Financial Advisors"--Morgan Stanley Dean Witter authorized financial services representatives.

     "Fund"--Morgan Stanley Dean Witter Equity Fund, a registered open-end investment company.

     "Independent Trustees"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

     "Morgan Stanley & Co."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

     "Morgan Stanley Dean Witter Funds"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

     "MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "MSDW Services Company"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Sub-Advisor"--Miller Anderson & Sherrerd, LLP, an indirect subsidiary of MSDW.

     "Transfer Agent"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

     "Trustees"--The Board of Trustees of the Fund.

I.   FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 6, 1998.
II.   DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A.  CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is total return.

B.  INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Sub-Advisor also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Stock Index Options. The Fund may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options Transactions. The successful use of options depends on the ability of the Sub-Advisor to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Advisor subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition, the Fund would bear its share of the investment company's fees and expenses.

     SPDRS. The Fund may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock.

     SPDRs have the same risks as direct investments in common stocks. The market value of SPDRs is expected to rise and fall as the S&P 500 Index rises and falls. If the Fund invests in SPDRs, it would, in addition to its own expenses, indirectly bear its ratable share of the SPDRs' expenses.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents, U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may invest in warrants and subscription rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C.  FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

          1. Seek total return.

     The Fund may not:

          1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States government, its agencies or instrumentalities) except that the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund (a "Qualifying Portfolio").

          2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer, except that the Fund may invest all or substantially all of its assets in a Qualifying Portfolio.

          3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

          4. Purchase or sell real estate or interests therein although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

          5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

          6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

          7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements the writing of options by the Fund and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

          8. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) borrowing money; or (c) lending portfolio securities.

          9. Make loans of money or securities, except by investment in repurchase agreements. (For the purpose of this restriction, lending of portfolio securities by the Fund is not deemed to be a loan.)

          10. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell interest rate, currency and stock and bond index futures contracts or options thereon.

          11. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

          12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

          13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

          14. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

PORTFOLIO TURNOVER

     For the period July 29, 1998 (commencement of operations) through May 31, 1999 and for the fiscal year ended May 31, 2000, the Fund's portfolio turnover rates were 80% and 184%, respectively. This variation resulted from the portfolio managers' response to varying market conditions during these periods.
III.   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A.  BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.  MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 93 such Funds as of the calendar year ended December 31, 1999), are shown below.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Michael Bozic (59)                                           Vice Chairman of Kmart Corporation (since December
Trustee                                                      1998); Director or Trustee of the Morgan Stanley
c/o Kmart Corporation                                        Dean Witter Funds; formerly Chairman and Chief
3100 West Big Beaver Road                                    Executive Officer of Levitz Furniture Corporation
Troy, Michigan                                               (November 1995-November 1998) and President and
                                                             Chief Executive Officer of Hills Department Stores
                                                             (May 1991-July 1995); formerly variously Chairman,
                                                             Chief Executive Officer, President and Chief
                                                             Operating Officer (1987-1991) of the Sears
                                                             Merchandise Group of Sears, Roebuck and Co.;
                                                             Director of Weirton Steel Corporation.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Charles A. Fiumefreddo* (67)                                 Chairman, Director or Trustee and Chief Executive
Chairman of the Board, Chief                                 Officer of the Morgan Stanley Dean Witter Funds;
Executive Officer and Trustee                                formerly Chairman, Chief Executive Officer and
Two World Trade Center                                       Director of the Investment Manager, the Distributor
New York, New York                                           and MSDW Services Company; Executive Vice President
                                                             and Director of Dean Witter Reynolds; Chairman and
                                                             Director of the Transfer Agent; formerly Director
                                                             and/or officer of various MSDW subsidiaries (until
                                                             June 1998).

Edwin J. Garn (67)                                           Director or Trustee of the Morgan Stanley Dean
Trustee                                                      Witter Funds; formerly United States Senator
c/o Summit Ventures LLC                                      (R-Utah)(1974-1992) and Chairman, Senate Banking
1 Utah Center                                                Committee (1980-1986); formerly Mayor of Salt Lake
201 South Main Street                                        City, Utah (1971- 1974); formerly Astronaut, Space
Salt Lake City, Utah                                         Shuttle Discovery (April 12-19, 1985); Vice
                                                             Chairman, Huntsman Corporation (chemical company);
                                                             Director of Franklin Covey (time management
                                                             systems), BMW Bank of North America, Inc.
                                                             (industrial loan corporation), United Space
                                                             Alliance (joint venture between Lockheed Martin and
                                                             the Boeing Company) and Nuskin Asia Pacific
                                                             (multilevel marketing); member of the Utah Regional
                                                             Advisory Board of Pacific Corp.; member of the
                                                             board of various civic and charitable
                                                             organizations.

Wayne E. Hedien (66)                                         Retired; Director or Trustee of the Morgan Stanley
Trustee                                                      Dean Witter Funds; Director of The PMI Group, Inc.
c/o Mayer, Brown & Platt                                     (private mortgage insurance); Trustee and Vice
Counsel to the Independent Trustees                          Chairman of The Field Museum of Natural History;
1675 Broadway                                                formerly associated with the Allstate Companies
New York, New York                                           (1966-1994), most recently as Chairman of The
                                                             Allstate Corporation (March 1993-December 1994) and
                                                             Chairman and Chief Executive Officer of its
                                                             wholly-owned subsidiary, Allstate Insurance Company
                                                             (July 1989-December 1994); director of various
                                                             other business and charitable organizations.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
James F. Higgins* (52)                                       Chairman of the Private Client Group of MSDW (since
Trustee                                                      May 1999); Director of the Transfer Agent and Dean
Two World Trade Center                                       Witter Realty Inc.; Director or Trustee of various
New York, New York                                           Morgan Stanley Dean Witter Funds (since June 2000);
                                                             previously President and Chief Operating Officer of
                                                             Individual Securities of MSDW (February 1997-May
                                                             1999), President and Chief Operating Officer of
                                                             Dean Witter Securities of MSDW (1995-February
                                                             1997), and President and Chief Operating Officer of
                                                             Dean Witter Financial (1989-1995) and Director
                                                             (1985-1997) of Dean Witter Reynolds.

Dr. Manuel H. Johnson (51)                                   Senior Partner, Johnson Smick International, Inc.,
Trustee                                                      a consulting firm; Co-Chairman and a founder of the
c/o Johnson Smick International, Inc.                        Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                                economic commission; Chairman of the Audit
Washington, D.C.                                             Committee and Director or Trustee of the Morgan
                                                             Stanley Dean Witter Funds; Director of Greenwich
                                                             Capital Markets, Inc. (broker-dealer), Independence
                                                             Standards Board (private sector organization
                                                             governing independence of auditors) and NVR, Inc.
                                                             (home construction); Chairman and Trustee of the
                                                             Financial Accounting Foundation (oversight
                                                             organization of the Financial Accounting Standards
                                                             Board); formerly Vice Chairman of the Board of
                                                             Governors of the Federal Reserve System and
                                                             Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (64)                                       General Partner, Triumph Capital, L.P., a private
Trustee                                                      investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                                    Committee and Director or Trustee of the Morgan
237 Park Avenue                                              Stanley Dean Witter Funds; formerly Vice President,
New York, New York                                           Bankers Trust Company and BT Capital Corporation;
                                                             director of various business organizations.

Philip J. Purcell* (56)                                      Chairman of the Board of Directors and Chief
Trustee                                                      Executive Officer of MSDW, Dean Witter Reynolds and
1585 Broadway                                                Novus Credit Services Inc.; Director of the
New York, New York                                           Distributor; Director or Trustee of the Morgan
                                                             Stanley Dean Witter Funds; Director of American
                                                             Airlines Inc. and its parent company, AMR
                                                             Corporation; Director and/or officer of various
                                                             MSDW subsidiaries.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
John L. Schroeder (69)                                       Retired; Chairman of the Derivatives Committee and
Trustee                                                      Director or Trustee of the Morgan Stanley Dean
c/o Mayer, Brown & Platt                                     Witter Funds; Director of Citizens Utilities
Counsel to the Independent Trustees                          Company (telecommunications, gas, electric and
1675 Broadway                                                water utilities company); formerly Executive Vice
New York, New York                                           President and Chief Investment Officer of the Home
                                                             Insurance Company (August 1991-September 1995).

Mitchell M. Merin (46)                                       President and Chief Operating Officer of Asset
President                                                    Management of MSDW (since December 1998); President
Two World Trade Center                                       and Director (since April 1997) and Chief Executive
New York, New York                                           Officer (since June 1998) of the Investment Manager
                                                             and MSDW Services Company; Chairman, Chief
                                                             Executive Officer and Director of the Distributor
                                                             (since June 1998); Chairman and Chief Executive
                                                             Officer (since June 1998) and Director (since
                                                             January 1998) of the Transfer Agent; Director of
                                                             various MSDW subsidiaries; President of the Morgan
                                                             Stanley Dean Witter Funds (since May 1999); Trustee
                                                             of various Van Kampen investment companies (since
                                                             December 1999); previously Chief Strategic Officer
                                                             of the Investment Manager and MSDW Services Company
                                                             and Executive Vice President of the Distributor
                                                             (April 1997-June, 1998), Vice President of the
                                                             Morgan Stanley Dean Witter Funds (May 1997-April
                                                             1999), and Executive Vice President of Dean Witter,
                                                             Discover & Co.

Barry Fink (45)                                              General Counsel of Asset Management of MSDW (since
Vice President,                                              May 2000); Executive Vice President (since December
Secretary and General Counsel                                1999) and Secretary and General Counsel (since
Two World Trade Center                                       February 1997) and Director (since July 1998) of
New York, New York                                           the Investment Manager and MSDW Services Company;
                                                             Vice President, Secretary and General Counsel of
                                                             the Morgan Stanley Dean Witter Funds (since
                                                             February 1997); Vice President and Secretary of the
                                                             Distributor; previously, Senior Vice President
                                                             (March 1997-December 1999), First Vice President;
                                                             Assistant Secretary and Assistant General Counsel
                                                             of the Investment Manager and MSDW Services
                                                             Company.

         NAME, AGE, POSITION WITH FUND AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------------------------  ---------------------------------------------------
Thomas F. Caloia (54)                                        First Vice President and Assistant Treasurer of the
Treasurer                                                    Investment Manager, the Distributor and MSDW
Two World Trade Center                                       Services Company; Treasurer of the Morgan Stanley
New York, New York                                           Dean Witter Funds.

------------------------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act.

     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, and Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund, and Steven MacNamara, Vice President of the Investment Manager, is an Assistant Vice President of the Fund.

     In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent directors/trustees vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C.  COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended May 31, 2000.

                               FUND COMPENSATION

                                                                AGGREGATE
                                                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   --------------
Michael Bozic...............................................      $1,600
Edwin J. Garn...............................................       1,600
Wayne E. Hedien.............................................       1,600
Dr. Manuel H. Johnson.......................................       2,350
Michael E. Nugent...........................................       2,100
John L. Schroeder...........................................       2,050

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                          TOTAL CASH COMPENSATION
                                                            FOR SERVICES TO 93
                                                              MORGAN STANLEY
              NAME OF INDEPENDENT TRUSTEE                    DEAN WITTER FUNDS
              ---------------------------                 -----------------------
Michael Bozic...........................................         $134,600
Edwin J. Garn...........................................          138,700
Wayne E. Hedien.........................................          138,700
Dr. Manuel H. Johnson...................................          208,638
Michael E. Nugent.......................................          193,324
John L. Schroeder.......................................          193,324

     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

------------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 55 Morgan Stanley Dean Witter Funds (not including the Fund) for the calendar year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 55 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 1999.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                                                                RETIREMENT     ESTIMATED
                                                                                 BENEFITS       ANNUAL
                                                 ESTIMATED                      ACCRUED AS   BENEFITS UPON
                                               CREDITED YEARS     ESTIMATED      EXPENSES     RETIREMENT
                                               OF SERVICE AT    PERCENTAGE OF     BY ALL       FROM ALL
                                                 RETIREMENT       ELIGIBLE       ADOPTING      ADOPTING
         NAME OF INDEPENDENT TRUSTEE            (MAXIMUM 10)    COMPENSATION      FUNDS        FUNDS(2)
         ---------------------------           --------------   -------------   ----------   -------------
Michael Bozic................................        10            60.44%        $20,933        $50,588
Edwin J. Garn................................        10             60.44         31,737         50,675
Wayne E. Hedien..............................         9             51.37         39,566         43,000
Dr. Manuel H. Johnson........................        10             60.44         13,129         75,520
Michael E. Nugent............................        10             60.44         23,175         67,209
John L. Schroeder............................         8             50.37         41,558         52,994

---------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 20.
IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned more than 5% of the outstanding shares of Class A of the Fund on July 5, 2000: Walter A. Sherman, Trustee, Walter A. Sherman Revocable Trust dated 8/25/99, 145 Sherry Avenue, Park Falls, WI
54522-14440 - 6.173%. The following owned more than 5% of the outstanding shares of Class D of the Fund on July 5, 2000: William C. Davis Trust, John C. Lucas, Successor Trustee, dated 4/3/87, 6000 S. High Street, Columbus, OH
43215-5656 - 7.032%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.
V. INVESTMENT MANAGEMENT AND OTHER SERVICES
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A.  INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The Sub-Advisor is Miller Anderson & Sherrerd, LLP, a Pennsylvania limited liability partnership founded in 1969, and is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. The Sub-Advisor is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the business affairs of the Fund. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rates to the Fund's daily net assets: 0.85% of the portion of daily net assets not exceeding $500 million; 0.825% of the next $500 million; and 0.80% of the portion of daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the period July 29, 1998 (commencement of operations) through May 31, 1999 and for the fiscal year ended May 31, 2000, the

Investment Manager accrued total compensation under the Management Agreement in the amount of $1,692,914 and $3,088,832, respectively.

     Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") between the Investment Manager and the Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends and to manage the Fund's portfolio. As compensation for its service, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation. For the period July 29, 1998 through May 31, 1999, and for the fiscal year ended May 31, 2000, the Sub-Advisor accrued total compensation under the Sub-Advisory Agreement in the amount of $677,165 and $1,235,533, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B.  PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C.  SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets. The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement, the Sub-Advisor under the Sub-Advisory Agreement or the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment Manager or the Sub-Advisor); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D.  DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.  RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and
FSCs, for the periods ended May 31,      in approximate amounts as provided in
the table below (the Distributor did not retain any of these amounts).

                                                                                FOR THE PERIOD
                                                                                JULY 29, 1998
                                                                                   THROUGH
                                                          2000                   MAY 31, 1999
                                              -----------------------------   ------------------
Class A.....................................        FSCs:(1)      $ 76,280     FSCs:(1) $ 49,580
                                                   CDSCs:         $    121    CDSCs:   $  1,059
Class B.....................................       CDSCs:         $802,961    CDSCs:   $531,731
Class C.....................................       CDSCs:         $ 12,889    CDSCs:   $ 19,126

---------------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended May 31, 2000, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $26,899, $3,308,717 and $200,582, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which the Transfer Agent serves as Trustee or MSDW's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("MSDW Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by MSDW Eligible Plans, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds' Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds' Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Dean Witter Reynolds' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or MSDW's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended May 31, 2000 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $21,155,557 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 15.80% ($3,342,189)--advertising and promotional expenses; (ii) 0.45% ($94,825)--printing of prospectuses for distribution to other than current shareholders; and (iii) 83.75% ($17,718,543)--other expenses, including the gross sales credit and the carrying charge, of which 5.73% ($1,014,528) represents carrying charges, 39.03% ($6,915,462) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 55.24% ($9,788,553) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended May 31, 2000 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $14,681,445 as of May 31, 2000 (the end of the fiscal year), which was equal to 3.92% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 1999 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds' branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F.  OTHER SERVICE PROVIDERS

  (1)  TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

  (2)  CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, served as the independent accountants of the Fund for the fiscal year ended May 31, 2000. Effective July 1, 2000, PricewaterhouseCoopers LLP resigned and Deloitte & Touche LLP, Two World Financial Center, New

York, NY 10281, was appointed the independent accountants for the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

  (3)  AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.  CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.
VI.   BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A.  BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the period July 29, 1998 through May 31, 1999, and for the fiscal year ended May 31, 2000, the Fund paid a total of $585,960 and $1,335,676, respectively, in brokerage commissions.

B.  COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     During the period July 29, 1998 through May 31, 1999, and for the fiscal year ended May 31, 2000, the Fund did not effect any principal transactions with Dean Witter Reynolds.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the period July 29, 1998 through May 31, 1999, and the fiscal year ended May 31, 2000, the Fund did not pay any brokerage commissions to an affiliated broker or dealer.

C.  BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who the Investment Manager and/or the Sub-Advisor believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and the Sub-Advisor from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and the Sub-Advisor each currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

D.  DIRECTED BROKERAGE

     During the fiscal year ended May 31, 2000, the Fund paid $6,408 in brokerage commissions in connection with transactions in the aggregate amount of $8,083,713 to brokers because of research services provided.

E.  REGULAR BROKER-DEALERS

     During the fiscal year ended May 31, 2000, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At May 31, 2000, the Fund did not own any securities issued by any of these issuers.
VII.   CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by the actions of the Trustees. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII.   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A.  PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

       TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B.  OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services--E. Rule 12b-1 Plan."

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager and/or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.   TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition of certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.

     The Fund's foreign currency gains or losses from forward contracts, futures contracts that are not "regulated futures contracts," and unlisted options, and certain other foreign currency gains or losses derived with respect to fixed-income securities, are treated as ordinary income or loss. In general, such foreign currency gains or losses will increase or decrease the amount of the Fund's income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such foreign currency losses exceed other ordinary income during a taxable year, the Fund would not be able to make ordinary income distributions for the year.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. In addition, if the Fund invests in an equity security of a non-U.S. corporation classified as a "passive foreign investment company" for U.S. tax purposes, the application of certain technical tax provisions applying to investments in such companies may result in the Fund being required to accrue income in respect of the security without any receipt of cash attributable to such income. To the extent that the Fund invests in such securities, it would be required to pay out such accrued discount as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.
X.   UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."
XI.   CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D for the one year period ended May 31, 2000 and for the period July 29, 1998 (commencement of operations) through May 31, 2000 were as follows: Class A:
4.34% and 11.76%, respectively; Class B: 4.32% and 12.30%, respectively; Class
C: 8.31% and 14.36%, respectively; and Class D: 10.43% and 15.42%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the annual total returns of Class A, Class B, Class C and Class D for the one year period ended May 31, 2000 and for the period July 29, 1998 (commencement of operations) through May 31, 2000 were as follows: Class A: 10.12% and 15.09%, respectively; Class B: 9.32% and 14.26%, respectively; Class C: 9.31% and 14.36%, respectively; and Class D:
10.43% and 15.42%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D for the one year period ended May 31, 2000 and for the period July 29, 1998 (commencement of operations) through May 31, 2000 were as follows: Class A: 10.12% and 29.50%, respectively; Class B: 9.32% and 27.80%, respectively; Class C: 9.31% and 28.00%, respectively; and Class D: 10.43% and 30.20%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at May 31, 2000:

                                                                 INVESTMENT AT INCEPTION OF:
                                                     INCEPTION   ----------------------------
                       CLASS                           DATE:     $10,000   $50,000   $100,000
                       -----                         ---------   -------   -------   --------
Class A............................................   7/29/98    $12,270   $62,160   $125,615
Class B............................................   7/29/98     12,780    63,900    127,800
Class C............................................   7/29/98     12,800    64,000    128,000
Class D............................................   7/29/98     13,020    65,100    130,200

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII.   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended May 31, 2000, included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER EQUITY FUND

PORTFOLIO OF INVESTMENTS May 31, 2000

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            COMMON AND PREFERRED STOCKS (96.7%)
            Alcoholic Beverages (0.9%)
  49,200    Anheuser-Busch Companies,
             Inc.                          $  3,813,000
                                           ------------

            Aluminum (0.2%)
  15,222    Alcoa, Inc. .................       889,536
                                           ------------
            Beverages - Non-Alcoholic (1.9%)
  88,900    Coca Cola Co. ...............     4,745,038
  75,100    PepsiCo, Inc. ...............     3,055,631
                                           ------------
                                              7,800,669
                                           ------------

            Biotechnology (1.3%)
  37,100    Amgen Inc.*..................     2,360,488
  29,000    Genentech, Inc.*.............     3,113,875
                                           ------------
                                              5,474,363
                                           ------------

            Building Materials/DIY Chains (1.0%)
  84,650    Home Depot, Inc. (The).......     4,131,978
                                           ------------
            Building Products (0.5%)
 104,800    Masco Corp. .................     2,063,250
                                           ------------

            Cable Television (1.6%)
  17,600    AT&T Corp. - Liberty Media
             Group (Class A)*............       779,900
  34,700    Comcast Corp. (Class A
             Special)*...................     1,314,263
  28,000    EchoStar Communications Corp.
             (Class A)*..................     1,118,250
  51,700    MediaOne Group, Inc.*........     3,454,206
                                           ------------
                                              6,666,619
                                           ------------
            Cellular Telephone (1.0%)
  39,800    Sprint Corp. (PCS Group)*....     2,208,900
  40,950    Vodafone AirTouch PLC (ADR)
             (United Kingdom)............     1,876,022
                                           ------------
                                              4,084,922
                                           ------------

            Clothing/Shoe/Accessory Stores (1.2%)
 140,800    Gap, Inc. (The)..............     4,936,800
                                           ------------
            Computer Communications (2.4%)
 175,800    Cisco Systems, Inc.*.........    10,009,613
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            Computer Software (5.3%)
  21,900    Citrix Systems, Inc.*........  $  1,152,488
  58,100    Computer Associates
             International, Inc. ........     2,992,150
 167,700    Microsoft Corp.*.............    10,481,249
  92,900    Oracle Corp.*................     6,671,381
   6,500    Veritas Software Corp.*......       756,844
                                           ------------
                                             22,054,112
                                           ------------

            Computer/Video Chains (1.1%)
  21,600    Best Buy Co., Inc.*..........     1,382,400
  27,100    Circuit City Stores, Inc. -
             Circuit City Group..........     1,349,919
  45,300    RadioShack Corp. ............     1,922,419
                                           ------------
                                              4,654,738
                                           ------------

            Construction/Agricultural Equipment/Trucks
             (0.8%)
  46,100    Caterpillar, Inc. ...........     1,763,325
  35,300    Deere & Co. .................     1,467,156
                                           ------------
                                              3,230,481
                                           ------------

            Contract Drilling (3.0%)
  89,700    Global Marine, Inc.*.........     2,539,631
 105,400    Nabors Industries, Inc.*.....     4,532,200
 131,000    R & B Falcon Corp.*..........     3,070,313
  56,800    Santa Fe International
             Corp. ......................     2,204,550
                                           ------------
                                             12,346,694
                                           ------------

            Discount Chains (2.6%)
 100,900    Costco Wholesale Corp.*......     3,222,494
 128,900    Wal-Mart Stores, Inc.........     7,427,862
                                           ------------
                                             10,650,356
                                           ------------

            Diversified Electronic Products (0.2%)
  10,300    JDS Uniphase Corp.*..........       905,756
                                           ------------

            Diversified Financial Services (3.4%)
 101,000    American Express Co. ........     5,435,062
 139,625    Citigroup, Inc. .............     8,682,929
                                           ------------
                                             14,117,991
                                           ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
            Diversified Manufacturing (4.3%)
  50,300    Dover Corp. .................  $  2,338,950
  98,400    Honeywell International,
             Inc. .......................     5,381,250
  31,400    Minnesota Mining &
             Manufacturing Co. ..........     2,692,550
 158,000    Tyco International Ltd.
             (Bermuda)...................     7,435,874
                                           ------------
                                             17,848,624
                                           ------------

            Drugstore Chains (0.5%)
  49,700    CVS Corp. ...................     2,161,950
                                           ------------
            E.D.P. Peripherals (0.9%)
  23,900    EMC Corp.*...................     2,779,869
  12,500    Network Appliance, Inc.*.....       806,250
                                           ------------
                                              3,586,119
                                           ------------
            E.D.P. Services (0.9%)
  59,600    Electronic Data Systems
             Corp. ......................     3,833,025
                                           ------------

            Electronic Data Processing (4.7%)
 182,000    Compaq Computer Corp. .......     4,777,499
 233,900    Dell Computer Corp.*.........    10,086,937
  19,800    International Business
             Machines Corp. .............     2,124,788
  34,600    Sun Microsystems, Inc.*......     2,651,225
                                           ------------
                                             19,640,449
                                           ------------

            Electronic Production Equipment (0.7%)
  27,300    Applied Materials, Inc.*.....     2,279,550
  17,600    Celestica, Inc.*.............       819,500
                                           ------------
                                              3,099,050
                                           ------------

            Finance Companies (0.9%)
  10,600    Capital One Financial
             Corp. ......................       500,850
  58,400    Freddie Mac..................     2,598,800
  21,900    SLM Holding Corp. ...........       737,756
                                           ------------
                                              3,837,406
                                           ------------

            Food Chains (0.5%)
  46,000    Safeway Inc.*................     2,121,750
                                           ------------

            Hospital/Nursing Management (1.4%)
 129,900    HCA - The Healthcare Corp....     3,507,300
  85,500    Tenet Healthcare Corp.*......     2,190,938
                                           ------------
                                              5,698,238
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            Insurance Brokers/Services (1.0%)
  36,500    AON Corp. ...................  $  1,282,063
  26,600    Marsh & McLennan Companies,
             Inc. .......................     2,927,662
                                           ------------
                                              4,209,725
                                           ------------

            Integrated Oil Companies (3.0%)
  55,800    Exxon Mobil Corp. ...........     4,648,838
  84,500    Royal Dutch Petroleum Co.
             (Netherlands)...............     5,275,969
  42,300    Texaco, Inc. ................     2,429,606
                                           ------------
                                             12,354,413
                                           ------------

            Internet Services (1.7%)
  90,800    America Online, Inc.*........     4,812,400
  19,500    Yahoo! Inc.*.................     2,203,500
                                           ------------
                                              7,015,900
                                           ------------

            Investment Bankers/Brokers/Services (1.0%)
  26,800    Merrill Lynch & Co., Inc. ...     2,643,150
  55,950    Schwab (Charles) Corp. ......     1,608,563
                                           ------------
                                              4,251,713
                                           ------------

            Life Insurance (0.3%)
  19,900    American General Corp. ......     1,274,844
                                           ------------

            Major Banks (2.5%)
  65,400    Bank of America Corp. .......     3,633,788
  89,800    Bank of New York Co.,
             Inc. .......................     4,214,987
  29,900    Chase Manhattan Corp.
             (The).......................     2,233,156
   2,100    SunTrust Banks, Inc. ........       125,475
                                           ------------
                                             10,207,406
                                           ------------

            Major Chemicals (1.2%)
  34,700    Du Pont (E.I.) de Nemours &
             Co., Inc. ..................     1,700,300
 100,000    Rohm & Haas Co. .............     3,412,500
                                           ------------
                                              5,112,800
                                           ------------

            Major Pharmaceuticals (7.2%)
  44,700    American Home Products
             Corp. ......................     2,408,213
  26,000    Bristol-Myers Squibb Co. ....     1,431,625
  30,400    Johnson & Johnson............     2,720,800
  39,000    Lilly (Eli) & Co. ...........     2,968,875
  50,200    Merck & Co., Inc. ...........     3,746,174
  54,700    Pfizer, Inc. ................     2,437,569
  67,700    Pharmacia Corp. .............     3,516,169

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
  48,900    Schering-Plough Corp. .......  $  2,365,538
  68,400    Warner-Lambert Co. ..........     8,353,349
                                           ------------
                                             29,948,312
                                           ------------

            Major U.S. Telecommunications (5.3%)
  70,559    AT&T Corp. ..................     2,447,515
  70,900    Bell Atlantic Corp. .........     3,748,838
 156,472    SBC Communications, Inc. ....     6,835,870
  80,000    Sprint Corp. (FON Group).....     4,840,000
 113,103    WorldCom, Inc.*..............     4,248,431
                                           ------------
                                             22,120,654
                                           ------------
            Media Conglomerates (2.9%)
  55,500    Disney (Walt) Co. ...........     2,341,406
 108,400    News Corporation Ltd. (The)
             (Pref.) (ADR) (Australia)...     4,247,926
  44,300    Time Warner Inc. ............     3,496,931
  31,600    Viacom, Inc. (Class B).......     1,959,200
                                           ------------
                                             12,045,463
                                           ------------
            Medical Equipment & Supplies (0.6%)
  46,900    Medtronic, Inc. .............     2,421,213
                                           ------------

            Medical Specialties (1.8%)
  27,800    Baxter International,
             Inc. .......................     1,848,700
  52,700    Guidant Corp.*...............     2,667,938
  55,700    PE Corporation-PE Biosystems
             Group.......................     3,091,350
                                           ------------
                                              7,607,988
                                           ------------
            Medical/Nursing Services (0.1%)
  32,700    Healthsouth Corp.*...........       210,506
                                           ------------

            Mid-Sized Banks (0.7%)
 110,600    Firstar Corp. ...............     2,827,213
                                           ------------
            Military/Gov't/Technical (0.1%)
   5,544    General Motors Corp. (Class
             H)*.........................       545,738
                                           ------------
            Motor Vehicles (0.5%)
  19,500    Ford Motor Co. ..............       946,969
  15,794    General Motors Corp..........     1,113,477
                                           ------------
                                              2,060,446
                                           ------------

            Movies/Entertainment (0.0%)
   5,900    Liberty Digital, Inc. (Class
             A)*.........................       185,850
                                           ------------

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------

            Multi-Line Insurance (1.3%)
  49,000    American International Group,
             Inc. .......................  $  5,515,563
                                           ------------

            Multi-Sector Companies (4.3%)
 337,300    General Electric Co. ........    17,750,412
                                           ------------

            Oil/Gas Transmission (0.6%)
  43,100    Coastal Corp. ...............     2,645,263
                                           ------------

            Oilfield Services/Equipment (1.7%)
 108,100    Halliburton Co. .............     5,513,100
  21,200    Smith International, Inc.*...     1,676,125
                                           ------------
                                              7,189,225
                                           ------------

            Other Telecommunications (0.8%)
  48,400    Global Crossing Ltd.
             (Bermuda)*..................     1,213,025
  53,900    Qwest Communications
             International, Inc.*........     2,280,644
                                           ------------
                                              3,493,669
                                           ------------

            Package Goods/Cosmetics (2.3%)
 112,100    Avon Products, Inc. .........     4,631,131
  50,900    Kimberly-Clark Corp. ........     3,079,450
  29,800    Procter & Gamble Co. ........     1,981,700
                                           ------------
                                              9,692,281
                                           ------------

            Packaged Foods (0.6%)
  65,200    General Mills, Inc. .........     2,587,625
                                           ------------

            Semiconductors (6.1%)
 142,200    Intel Corp. .................    17,730,562
  13,400    LSI Logic Corp.*.............       706,013
  15,600    National Semiconductor
             Corp.*......................       838,500
  79,800    Texas Instruments, Inc. .....     5,765,549
                                           ------------
                                             25,040,624
                                           ------------

            Specialty Chemicals (0.5%)
 178,300    Grace (W. R.) & Co.*.........     2,239,894
                                           ------------

            Specialty Insurers (0.4%)
  28,300    XL Capital Ltd. (Class A)
             (Bermuda)...................     1,683,850
                                           ------------

            Telecommunications Equipment (4.5%)
  16,000    Corning Inc. ................     3,094,999
  53,500    Lucent Technologies Inc. ....     3,069,563
  16,805    Motorola, Inc. ..............     1,575,469
  26,600    Nokia Corp. (ADR)
             (Finland)...................     1,383,200

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NUMBER OF
 SHARES                                       VALUE
-------------------------------------------------------
 129,400    Nortel Networks Corp. .......  $  7,028,037
  37,600    QUALCOMM Inc.*...............     2,493,350
                                           ------------
                                             18,644,618
                                           ------------

            Tobacco (0.5%)
  84,400    Philip Morris Companies,
             Inc.........................     2,204,950
                                           ------------
            TOTAL COMMON AND PREFERRED
            STOCKS
            (Identified Cost
            $373,501,072)................   402,745,647
                                           ------------
PRINCIPAL
AMOUNT IN
THOUSANDS
---------
            SHORT-TERM INVESTMENT (a) (2.6%)
            U.S. GOVERNMENT AGENCY
 $11,000    Federal Home Loan Banks 6.30%
             due 06/01/00
             (Amortized Cost
             $11,000,000)................    11,000,000
                                           ------------


                                             VALUE
------------------------------------------------------
TOTAL INVESTMENTS
(Identified Cost
$384,501,072) (b)..............   99.3%   $413,745,647



OTHER ASSETS IN
EXCESS OF LIABILITIES..........    0.7       3,002,029
                                  ----    ------------


NET ASSETS.....................  100.0%   $416,747,676
                                 =====    ============

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is
     $46,754,635 and the aggregate gross unrealized depreciation is $17,510,060, resulting in net unrealized appreciation of $29,244,575.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
ASSETS:
Investments in securities, at value
 (identified cost $384,501,072).............................  $413,745,647
Cash........................................................        61,559
Receivable for:
    Investments sold........................................     7,165,811
    Shares of beneficial interest sold......................     1,027,780
    Dividends...............................................       306,867
Prepaid expenses and other assets...........................        97,924
                                                              ------------
    TOTAL ASSETS............................................   422,405,588
                                                              ------------
LIABILITIES:
Payable for:
    Investments purchased...................................     4,454,875
    Shares of beneficial interest repurchased...............       442,660
    Plan of distribution fee................................       362,608
    Investment management fee...............................       319,462
Accrued expenses and other payables.........................        78,307
                                                              ------------
    TOTAL LIABILITIES.......................................     5,657,912
                                                              ------------
    NET ASSETS..............................................  $416,747,676
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $342,813,456
Net unrealized appreciation.................................    29,244,575
Accumulated undistributed net realized gain.................    44,689,645
                                                              ------------
    NET ASSETS..............................................  $416,747,676
                                                              ============
CLASS A SHARES:
Net Assets..................................................   $12,482,785
Shares Outstanding (unlimited authorized, $.01 par value)...       968,946
    NET ASSET VALUE PER SHARE...............................        $12.88
                                                              ============
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset value)........        $13.59
                                                              ============
CLASS B SHARES:
Net Assets..................................................  $374,215,095
Shares Outstanding (unlimited authorized, $.01 par value)...    29,452,428
    NET ASSET VALUE PER SHARE...............................        $12.71
                                                              ============
CLASS C SHARES:
Net Assets..................................................   $24,710,700
Shares Outstanding (unlimited authorized, $.01 par value)...     1,941,238
    NET ASSET VALUE PER SHARE...............................        $12.73
                                                              ============
CLASS D SHARES:
Net Assets..................................................    $5,339,096
Shares Outstanding (unlimited authorized, $.01 par value)...       412,376
    NET ASSET VALUE PER SHARE...............................        $12.95
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

STATEMENT OF OPERATIONS
For the year ended May 31, 2000
NET INVESTMENT LOSS:
INCOME
Dividends (net of $31,740 foreign withholding tax)..........  $  3,032,216
Interest....................................................       762,698
                                                              ------------

    TOTAL INCOME............................................     3,794,914
                                                              ------------

EXPENSES
Plan of distribution fee (Class A shares)...................        26,899
Plan of distribution fee (Class B shares)...................     3,308,717
Plan of distribution fee (Class C shares)...................       200,582
Investment management fee...................................     3,088,832
Transfer agent fees and expenses............................       382,622
Shareholder reports and notices.............................        75,767
Professional fees...........................................        66,257
Registration fees...........................................        66,253
Custodian fees..............................................        41,612
Trustees' fees and expenses.................................        12,564
Offering costs..............................................         7,533
Other.......................................................        27,969
                                                              ------------

    TOTAL EXPENSES..........................................     7,305,607
                                                              ------------

    NET INVESTMENT LOSS.....................................    (3,510,693)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    48,901,924
Net unrealized appreciation.................................   (14,053,513)
                                                              ------------

    NET GAIN................................................    34,848,411
                                                              ------------

NET INCREASE................................................  $ 31,337,718
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
                                                                       FOR THE PERIOD
                                                        FOR THE YEAR   JULY 29, 1998*
                                                           ENDED          THROUGH
                                                        MAY 31, 2000   MAY 31, 1999
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss...................................  $ (3,510,693)   $ (1,293,228)
Net realized gain.....................................    48,901,924       2,324,956
Net unrealized appreciation...........................   (14,053,513)     43,298,088
                                                        ------------    ------------

    NET INCREASE......................................    31,337,718      44,329,816
                                                        ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares........................................       (56,992)             --
Class B shares........................................    (1,843,858)             --
Class C shares........................................      (108,119)             --
Class D shares........................................        (5,936)             --
                                                        ------------    ------------

    TOTAL DISTRIBUTIONS...............................    (2,014,905)             --
                                                        ------------    ------------

Net increase from transactions in shares of
 beneficial interest..................................    90,334,680     252,660,367
                                                        ------------    ------------

    NET INCREASE......................................   119,657,493     296,990,183

NET ASSETS:
Beginning of period...................................   297,090,183         100,000
                                                        ------------    ------------

    END OF PERIOD.....................................  $416,747,676    $297,090,183
                                                        ============    ============

---------------------

* Commencement of operations.
        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Equity Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities. The Fund was organized as a Massachusetts business trust on April 6, 1998 and had no operations other than those relating to organizational matters and the issuance of 2,500 shares of beneficial interest by each class for $25,000 of each class to Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on July 29, 1998.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Miller Anderson & Sherrerd, LLP (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities

MORGAN STANLEY DEAN WITTER EQUITY FUND
having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. OFFERING COSTS -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of approximately $116,000 which has been reimbursed for the full amount thereof. Such expenses were deferred and were fully amortized as of July 29, 1999.

MORGAN STANLEY DEAN WITTER EQUITY FUND

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.85% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 2000, the Agreement was amended to reduce the annual rate to 0.825% of the portion of daily net assets exceeding $500 million but not exceeding $1 billion; and 0.80% of the portion of daily net assets in excess of $1 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and
(iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,681,445 at May 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C,

MORGAN STANLEY DEAN WITTER EQUITY FUND
respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended May 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended May 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $121, $802,961 and $12,889, respectively and received $76,280 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2000 aggregated $726,265,914 and $645,045,654, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Distributor and Sub-Advisor, is the Fund's transfer agent.

5. FEDERAL INCOME TAX STATUS

As of May 31, 2000, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged $3,528,913, paid-in-capital was credited $18,220 and net investment loss was credited $3,510,693.

MORGAN STANLEY DEAN WITTER EQUITY FUND

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                   FOR THE PERIOD
                                                                    FOR THE YEAR                   JULY 29, 1998*
                                                                        ENDED                          THROUGH
                                                                    MAY 31, 2000                    MAY 31, 1999
                                                              -------------------------       -------------------------
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                                              ----------   ------------       ----------   ------------
CLASS A SHARES
Sold........................................................     680,622   $  8,450,081          986,023   $  9,815,933
Reinvestment of distributions...............................       4,491         56,008               --             --
Redeemed....................................................    (390,693)    (4,809,851)        (313,997)    (3,248,973)
                                                              ----------   ------------       ----------   ------------
Net increase - Class A......................................     294,420      3,696,238          672,026      6,566,960
                                                              ----------   ------------       ----------   ------------
CLASS B SHARES
Sold........................................................  11,552,357    142,064,646       26,743,761    266,671,820
Reinvestment of distributions...............................     138,513      1,709,254               --             --
Redeemed....................................................  (5,628,367)   (69,821,299)      (3,356,336)   (33,876,428)
                                                              ----------   ------------       ----------   ------------
Net increase - Class B......................................   6,062,503     73,952,601       23,387,425    232,795,392
                                                              ----------   ------------       ----------   ------------
CLASS C SHARES
Sold........................................................   1,000,623     12,393,231        1,753,484     17,458,304
Reinvestment of distributions...............................       8,374        103,671               --             --
Redeemed....................................................    (412,853)    (5,078,743)        (410,890)    (4,196,497)
                                                              ----------   ------------       ----------   ------------
Net increase - Class C......................................     596,144      7,418,159        1,342,594     13,261,807
                                                              ----------   ------------       ----------   ------------
CLASS D SHARES
Sold........................................................     794,026     10,366,417            3,326         36,208
Reinvestment of distributions...............................         397          4,971               --             --
Redeemed....................................................    (387,873)    (5,103,706)              --             --
                                                              ----------   ------------       ----------   ------------
Net increase - Class D......................................     406,550      5,267,682            3,326         36,208
                                                              ----------   ------------       ----------   ------------
Net increase in Fund........................................   7,359,617   $ 90,334,680       25,405,371   $252,660,367
                                                              ==========   ============       ==========   ============

---------------------
* Commencement of operations.

MORGAN STANLEY DEAN WITTER EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE PERIOD
                                                              FOR THE YEAR   JULY 29, 1998*
                                                                 ENDED          THROUGH
                                                              MAY 31, 2000    MAY 31, 1999
-------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................     $11.76          $10.00
                                                                 ------          ------

Income (loss) from investment operations:
 Net investment income (loss)...............................      (0.03)           0.01
 Net realized and unrealized gain...........................       1.22            1.75
                                                                 ------          ------

Total income from investment operations.....................       1.19            1.76
                                                                 ------          ------

Less distributions from net realized gain...................      (0.07)             --
                                                                 ------          ------

Net asset value, end of period..............................     $12.88          $11.76
                                                                 ======          ======

TOTAL RETURN+...............................................      10.12 %         17.60%(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses....................................................       1.29 %          1.38%(2)

Net investment income (loss)................................      (0.25)%          0.07%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $12,483          $7,933

Portfolio turnover rate.....................................        184 %            80%(1)

---------------------
 *  Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

                                                                             FOR THE PERIOD
                                                              FOR THE YEAR   JULY 29, 1998*
                                                                 ENDED          THROUGH
                                                              MAY 31, 2000    MAY 31, 1999
-------------------------------------------------------------------------------------------
CLASS B SHARES++
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................     $11.69          $10.00
                                                                 ------          ------

Income (loss) from investment operations:
 Net investment loss........................................      (0.12)          (0.07)
 Net realized and unrealized gain...........................       1.21            1.76
                                                                 ------          ------

Total income from investment operations.....................       1.09            1.69
                                                                 ------          ------

Less distributions from net realized gain...................      (0.07)             --
                                                                 ------          ------

Net asset value, end of period..............................     $12.71          $11.69
                                                                 ======          ======

TOTAL RETURN+...............................................       9.32 %         16.90 %(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses....................................................       2.04 %          2.13 %(2)

Net investment loss.........................................      (1.00)%         (0.68)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $374,215        $273,345

Portfolio turnover rate.....................................        184 %            80 %(1)

---------------------
 *  Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

                                                                             FOR THE PERIOD
                                                              FOR THE YEAR   JULY 29, 1998*
                                                                 ENDED          THROUGH
                                                              MAY 31, 2000    MAY 31, 1999
-------------------------------------------------------------------------------------------
CLASS C SHARES++
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................     $11.70         $ 10.00
                                                                 ------         -------

Income (loss) from investment operations:
 Net investment loss........................................      (0.12)          (0.04)
 Net realized and unrealized gain...........................       1.22            1.74
                                                                 ------         -------

Total income from investment operations.....................       1.10            1.70
                                                                 ------         -------

Less distributions from net realized gain...................      (0.07)             --
                                                                 ------         -------

Net asset value, end of period..............................     $12.73         $ 11.70
                                                                 ======         =======

TOTAL RETURN+...............................................       9.31 %         17.10 %(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses....................................................       2.04 %          1.91 %(2)
Net investment loss.........................................      (1.00)%         (0.46)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $24,711         $15,744

Portfolio turnover rate.....................................        184 %            80 %(1)

---------------------
 *  Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

                                                                             FOR THE PERIOD
                                                              FOR THE YEAR   JULY 29, 1998*
                                                                 ENDED          THROUGH
                                                              MAY 31, 2000    MAY 31, 1999
-------------------------------------------------------------------------------------------
CLASS D SHARES++
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................     $11.79          $10.00
                                                                 ------          ------

Income (loss) from investment operations:
 Net investment income (loss)...............................      (0.01)           0.03
 Net realized and unrealized gain...........................       1.24            1.76
                                                                 ------          ------

Total income from investment operations.....................       1.23            1.79
                                                                 ------          ------

Less distributions from net realized gain...................      (0.07)             --
                                                                 ------          ------

Net asset value, end of period..............................     $12.95          $11.79
                                                                 ======          ======

TOTAL RETURN+...............................................      10.43%          17.90%(1)

RATIOS TO AVERAGE NET ASSETS(3):
Expenses....................................................       1.04%           1.13%(2)

Net investment income.......................................       0.00%           0.32%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................     $5,339             $69

Portfolio turnover rate.....................................        184%             80%(1)

---------------------
 *  Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER EQUITY FUND

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Equity Fund (the "Fund") at May 31, 2000, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
June 30, 2000

MORGAN STANLEY DEAN WITTER EQUITY FUND

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past fiscal year and the period ended May 31, 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the most recent fiscal year and the period ended May 31, 1999 and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such periods.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.